SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2005

                                  SBARRO, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    New York
                            ------------------------
                            (State of Incorporation)


              1-8881                                      11-2501939
       ---------------------                   ---------------------------------
       (Commission File No.)                   (IRS Employer Identification No.)

                 401 Broadhollow Road, Melville, New York 11747

               (Address of Principal Executive Offices) (Zip Code)
               ---------------------------------------------------

                                 (631) 715-4100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 7, 2005, the Company's Board of Directors:

         (a) Adopted various employee benefit plans, including a Corporate Office Employee Plan for 2005 (the "Plan"). The Plan covers corporate officers (including all executive officers), department directors, department managers, other salaried employees and hourly-paid employees and such other persons that the Company shall incorporate into the Plan. Participants in the Plan who remain in the employ of the Company (other than be reason of death or continuing disability) at the time the bonus payment is to be made under the Plan following completion of the audit of the Company's fiscal 2005 financial statements are to receive a bonus equal to (i) specified percentages based on the degree to which the Company's earnings before interest, income taxes, depreciation and amortization ("EBITDA") in 2005 exceeds the Company's EBITDA in 2004 multiplied by (ii) a specified percentage (varying by classification of employee, with such percentage being 45% in the case of corporate officers) of the employee's 2005 salary.

         (b) Adopted a resolution to change the compensation of non-employee directors effective March 29, 2004. Non-employee directors will now receive a retainer at the rate of $20,000 (formerly $16,000) per annum, a fee of $1,500 (formerly $1,000) for each meeting of the Board attended and a fee of $1,000 (formerly $500) for each meeting of a committee of the Board attended on which the director serves if the meeting is not held on the same day as a meeting of the Board. The Chairman of the Audit Committee will continue to receive a $2,500 per annum retainer in addition to regular committee compensation and non-employee directors will continue to be reimbursed for their reasonable travel and other expenses incurred in attending Board and committee meetings.

Item 9.01         Financial Statements and Exhibits.

                  (a) Financial Statements of Businesses Acquired:   None

                  (b) Pro Forma Financial Information:               None

                  (c) Exhibits:

                      99.1  Corporate Office Employee Bonus Plan.

                      99.2 Resolution regarding non-employee director compensation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SBARRO, INC.

Date: April 12, 2005                By: /s/ Anthony J. Puglisi
                                        ----------------------------------------
                                            Anthony J. Puglisi,
                                            Vice President - Finance and Chief
                                             Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

99.1              Corporate Office Employee Bonus Plan.

99.2              Resolution regarding non-employee director compensation.